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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           November 18, 2004
                                                        ----------------------
                           Duckwall-ALCO Stores, Inc.
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             (Exact name of registrant as specified in its charter)

        Kansas                      0-20269                 48-0201080
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   (State or other             (Commission File           (IRS Employer
     jurisdiction                   Number)             Identification No.)
  of incorporation)


  401 Cottage, Abilene, KS                                  67410-2832
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  (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code       (785) 263-3350
                                                      ------------------------

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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Section 2  Financial Information

Item 2.02  Results of Operations and Financial Condition.

      On November 23, 2004, Duckwall-ALCO Stores, Inc. (the "Company") issued a press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein, that discloses information regarding its results of operations for the nine months and fiscal quarter ended October 31, 2004.

Section 5  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On November 23, 2004, the Company issued a press release announcing that on November 18, 2004, the Company's Chairman of the Board and President, Glen L. Shank, notified the Board of Directors that he will retire from these positions on the earlier of April 30, 2005 or when a successor has been hired and the transition to that successor is complete. Upon acceptance of Mr. Shank's notice, the Board of Directors appointed Mr. Warren Gfeller as Chairman of the Board, and expanded the number of Board members from five to seven. Mr. Shank will continue to serve as President of the Company and will remain a director until his retirement. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.


Section 9 -     Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit No.              Description
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99.1                     Press Release, dated November 23, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  (Registrant)
                                           Duckwall-ALCO Stores, Inc.

Date:  November 23, 2004              By: /s/ Richard A Mansfield
                                          --------------------------------
                                          Name:  Richard A. Mansfield
                                          Title: Vice President - Finance
                                                 Chief Financial Officer





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